Scudder
New York Tax Free Money Fund

Scudder
New York Tax Free Fund

Annual Report
March 31, 1997

Pure No-Load(TM) Funds

For investors seeking triple-tax-free income exempt from New York City, state, and regular federal income taxes.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

SCUDDER

                                Table of Contents

   2  In Brief

   3  Letter from the Fund's President

Scudder New York
Tax Free Fund

   4  Performance Update

   5  Portfolio Summary

   8  Portfolio Management Discussion

  18  Investment Portfolio

  23  Financial Statements

  26  Financial Highlights

Scudder New York
Tax Free Money Fund

   6  Portfolio Management Discussion

  11  Investment Portfolio

  14  Financial Statements

  17  Financial Highlights

  27  Notes to Financial Statements

  31  Report of Independent Accountants

  32  Tax Information

  36  Officers and Trustees

  37  Investment Products and Services

  38  Scudder Solutions

                                    In Brief

                                Scudder New York
                               Tax Free Money Fund

o Scudder New York Tax Free Money Fund offered a seven-day effective yield of 2.93% on March 31, 1997, equivalent to a 5.21% taxable yield for investors in the top federal and state income tax brackets.

                                Scudder New York
                                  Tax Free Fund

o Scudder New York Tax Free Fund provided a 4.60% 30-day net annualized SEC yield on March 31, 1997.

o For shareholders subject to the 43.74% maximum combined federal and state income tax rate, the Fund's yield was equal to a taxable yield of 8.18%.

THE PRINTED VERSION CONTAINS A BAR CHART HERE

BAR CHART TITLE:

                         30-Day Yield on March 31, 1997

BAR CHART DATA:

Scudder New York Tax Free Fund                         4.60%
Taxable Equivalent Yield                               8.18%


                    2 -- Scudder New York Tax Free Money Fund
                         Scudder New York Tax Free

                        Letter From the Fund's President

Dear Shareholders,

     We are pleased to report to you on Scudder New York Tax Free Fund's performance over its most recent fiscal year ended March 31, 1997. The Fund posted a 4.60% 30-day net annualized SEC yield as of March 31, which is equivalent to a taxable yield of 8.18% for investors in the top New York tax bracket. The Fund also earned a total return of 4.76% for the 12 months ended March 31.

     In addition, Scudder New York Tax Free Money Fund posted a 5.21% tax equivalent yield based on the maximum federal and state tax rates at the close of the period. Please read the portfolio management discussions beginning on page 6 for more information.

     As part of Scudder's ongoing efforts to meet the needs of investors, last fall we launched an innovative new product called Scudder Pathway Series. A "fund of funds," Pathway Series is a collection of four distinct portfolios -- Conservative, Balanced, Growth, and International -- that offers flexibility, diversification, and simplicity. Each portfolio invests in a diverse mix of Scudder funds, and each is geared toward people with different investment goals and risk tolerances. Moreover, a team of Scudder's investment professionals rebalances the mix within the portfolios as market conditions warrant.

     Before closing, we'd like to take this opportunity to tell you that the Scudder Family of Funds was recently recognized by Morningstar* for stability in management and conformity to investment style. The mutual fund rating service ranked Scudder 4th among 20 leading mutual fund companies for overall management consistency. We are pleased with this superior track record and will strive to maintain our reputation for consistency going forward. Please see pages 37 through 39 for more information on Scudder products and services. As always, please call a Scudder Investor Information representative at 1-800-225-2470 if you have questions about your account or any Scudder fund. Thank you for choosing Scudder's New York Tax Free Funds to help meet your investment needs.

     Sincerely,



     /s/David S. Lee
     David S. Lee
     President,
     Scudder New York Tax Free Money Fund
     Scudder New York Tax Free Fund



     * Morningstar Investor, February 1997



                    3 -- Scudder New York Tax Free Money Fund
                         Scudder New York Tax Free

PERFORMANCE UPDATE as of March 31, 1997
----------------------------------------------------------------
Fund Index Comparisons
----------------------------------------------------------------

                            Total Return
Period           Growth    --------------
Ended              of                Average
3/31/97         $10,000   Cumulative  Annual
--------------------------------------------
Scudder New York Tax Free Fund
--------------------------------------------
1 Year          $ 10,476     4.76%     4.76%
5 Year          $ 14,091    40.91%     7.10%
10 Year         $ 19,699    96.99%     7.01%
--------------------------------------------
Lehman Brothers Municipal Bond Index
--------------------------------------------
1 Year          $ 10,545     5.45%     5.45%
5 Year          $ 14,137    41.37%     7.16%
10 Year         $ 20,634   106.34%     7.51%
--------------------------------------------

-----------------------------------------------------------------
Growth of a $10,000 Investment
-----------------------------------------------------------------

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

SCUDDER NEW YORK TAX FREE FUND
Year            Amount
----------------------
87             $10,000
88             $ 9,939
89             $10,789
90             $11,672
91             $12,582
92             $13,980
93             $16,161
94             $16,373
95             $17,419
96             $18,804
97             $19,938

LEHMAN BROTHERS MUNICIPAL BOND INDEX
Year            Amount
----------------------
87             $10,000
88             $10,251
89             $10,989
90             $12,149
91             $13,269
92             $14,596
93             $16,425
94             $16,805
95             $18,054
96             $19,567
97             $20,634

YEARLY PERIODS ENDED MARCH 31

The unmanaged Lehman Brothers Municipal Bond Index is a market value weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

-----------------------------------------------------------------
Returns and Per Share Information
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

YEARLY PERIODS ENDED MARCH 31

                       1988     1989      1990      1991      1992      1993      1994      1995      1996      1997
                     ------------------------------------------------------------------------------------------------
NET ASSET VALUE...   $ 10.39  $ 10.53   $ 10.60   $ 10.73   $ 10.98   $ 11.40   $ 10.32   $ 10.38   $ 10.67   $ 10.63
INCOME DIVIDENDS..   $   .73  $   .72   $   .69   $   .67   $   .65   $   .61   $   .54   $   .52   $   .53   $   .53
CAPITAL GAINS
AND OTHER
DISTRIBUTIONS.....   $   .20  $     -   $   .09   $     -   $   .25   $   .61   $   .73   $   .05   $     -   $   .01
FUND TOTAL
RETURN (%)........      -.61     8.55      8.18      7.79     11.11     15.60      1.31      6.39      7.95      4.76
INDEX TOTAL
RETURN (%)........      2.52     7.21     10.56      9.22     10.02     12.52      2.32      7.43      8.38      5.45

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.


                       4 -- Scudder New York Tax Free Fund

PORTFOLIO SUMMARY as of March 31, 1997

---------------------------------------------------------------------------
Diversification
---------------------------------------------------------------------------
Core Cities/Lease                  16%
Water/Sewer Revenue                13%
State General Obligation           12%
Higher Education                    9%
Hospital/Health                     8%
County General Obligation/Lease     8%
Other General Obligation/Lease      8%
Pollution Control/
Industrial Development              5%
Sales/Special Tax                   5%
Miscellaneous Municipal            16%
--------------------------------------
                                  100%
--------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

Diversification remains an
important strategy for the Fund,
allowing us to spread risk over a
large number of sectors and
maturities.

--------------------------------------------------------------------------
Quality
--------------------------------------------------------------------------
AAA                                48%
AA                                  6%
A                                  11%
BBB                                22%
Not Rated                          13%
--------------------------------------
                                  100%
--------------------------------------

Weighted average quality: AA

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

The Fund's overall quality remains
high, with 65% of portfolio
securities rated A or better.

--------------------------------------------------------------------------
Effective Maturity
--------------------------------------------------------------------------
Less than 1 year                    6%
1-5 years                           7%
5-10 years                         32%
10-15 years                        35%
Greater than 15 years              20%
--------------------------------------
                                  100%
--------------------------------------

Weighted average effective maturity: 11.10 years

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

To take advantage of
opportunities to lock in a
substantial income stream, we
purchased premium noncallable
intermediate maturity bonds.

-----------------------------------------------------------------------------
For more complete details about the Fund's investment portfolio, see page 18.


                       5 -- Scudder New York Tax Free Fund

                         Portfolio Management Discussion
                      Scudder New York Tax Free Money Fund

Dear Shareholders,

Scudder New York Tax Free Money Fund's most recent fiscal year marked a change in the short-term debt market's stance from anticipating a "Fed ease" (lower yields) to anticipating a "Fed tightening" (higher yields) due to stronger than expected labor market statistics. The Federal Reserve raised the federal funds rate by one quarter of a percentage point on March 25 in an attempt to slow down the economy and ward off wage inflation. The effect on short-term New York tax-exempt yields has been somewhat muted, however, because of limited supply in this market. Our strategy over the past fiscal year was to use commercial paper as an effective tool for managing the average maturity of the fund in a potentially volatile market by "locking in" yields for one to three months. We also maintained a substantial variable rate demand bond position to provide stability for the fund given the uncertainty of the market. These securities maintain their principal value and accrue a current market interest rate that resets daily, weekly or monthly.

During the period we sought a relatively high yield by maintaining an average maturity slightly longer than Scudder New York Tax Free Money Fund's peers. As of March 31, 1997, the Fund's average maturity was 52 days, compared with 69 days as of March 31, 1996. The Fund's seven-day effective yield as of March 31 was 2.93%. For investors in the highest combined state and federal income tax bracket, the Fund's yield equaled a 5.21% compounded taxable yield, higher than the 4.84% average for taxable money funds, according to IBC Financial Data, Inc., an independent firm that tracks money fund performance. The Fund provided a total return of 2.85% for the 12-month period ended March 31, assuming reinvestment of all income distributions, which totaled $0.028 per share during the most recent fiscal year.

Our continuing goal is to provide Fund shareholders with a competitive double-tax-free yield by searching for high-quality, short-term municipal securities while actively managing the Fund's average maturity.

Sincerely,

Your Portfolio Management Team

/s/Rebecca Wilson         /s/K. Sue Cote
Rebecca Wilson            K. Sue Cote


                    6 -- Scudder New York Tax Free Money Fund

                      Scudder New York Tax Free Money Fund:
                          A Team Approach to Investing

Scudder New York Tax Free Money Fund is managed by a team of Scudder investment professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by Scudder's large staff of economists, research analysts, traders, and other investment specialists who work in Scudder's offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging Scudder's extensive resources.

Lead Portfolio Manager Rebecca Wilson has had responsibility for Scudder New York Tax Free Money Fund's day-to-day management since 1987. Ms. Wilson, who joined Scudder in 1986, has 11 years of experience in municipal investing and research. K. Sue Cote, Portfolio Manager, has been a member of Scudder New York Tax Free Money Fund's team since 1987 and has 13 years of short-term fixed-income investment experience.

Your Portfolio Management Team: Rebecca Wilson and K. Sue Cote



                    7 -- Scudder New York Tax Free Money Fund

Portfolio Management Discussion

Scudder New York Tax Free Fund

Dear Shareholders,

Scudder New York Tax Free Fund performed well over a fiscal year that witnessed mixed performance for New York municipal bonds, and ended with an interest rate hike by the Federal Reserve. On March 31, 1997, the Fund's 30-day net annualized SEC yield was 4.60%, equivalent to a taxable yield of 8.18% for shareholders subject to the 43.74% maximum combined state and federal income tax rate. The Fund's "tax-equivalent" yield is significantly higher than current yields available from taxable investments of similar maturity and credit quality.

During a 12-month period that saw little price movement in the intermediate-maturity municipal bonds the Fund primarily invests in, the Fund's share price declined $0.04 to $10.63 per share. The modest decline in the Fund's share price along with distributions during the fiscal year of $0.53 in interest income and $0.01 in short-term capital gains combined to produce a total return of 4.76% for the Fund over the fiscal year ended March 31, 1997. This performance was roughly in keeping with the 4.82% average total return of 94 similar funds tracked by Lipper Analytical Services over the same period. Longer term, the Fund placed in the top one third of similar New York tax free funds tracked by Lipper for total return performance over three-, five-, and 10-year periods.

                                 New York Update

The April 1 deadline passed for the thirteenth consecutive year without a signed budget for the State of New York. This year the major delay in the budget was rooted in a political disagreement over the size and disposition of the fiscal 1997 budget surplus. Meanwhile, the New York State economy continued to grow at a modest rate, though slower than the pace of the nation as a whole. The State's unemployment rate was 6.2% in 1996, 15% higher than the national average.

Although they represent only 9.1% of the state's job market and are experiencing minimal job growth, the financial, insurance, and real estate sectors continue to play a leading role in the State's strong financial position. Financial companies on Wall Street have been reaping tremendous profits resulting in higher salaries and even higher year-end bonuses for their employees. The recent performance of these sectors has caused business and personal income tax receipts to exceed fiscal year 1997 projections. In 1996 the State's per capita income was $26,782, or 18% higher than the national average. The State's debt burden is high, but manageable, given New York's high wealth levels.



                    8 -- Scudder New York Tax Free Money Fund

                              Municipals Outperform
                                   Treasuries

Scudder New York Tax Free Fund's most recent fiscal year witnessed a healthy U.S. economy spurred on by increased consumer spending with continued low inflation. The economy experienced real (inflation-adjusted) Gross Domestic Product (GDP) growth of 2.4% during 1996, and at the close of the first quarter was on track for GDP growth of 2.5% or higher in 1997. The stock market scaled unprecedented heights until mid-March, and the bond market struggled unsuccessfully to keep up. In the midst of this healthy environment for corporate profits and the stock market, bond market participants continued to closely monitor indicators for signs of economic overheating and accelerating inflation. Their worry was reflected in the performance of the Treasury market over the Fund's most recent fiscal year, where yields of 10-year Treasury bonds rose almost one half of a percentage point, and prices declined 3.64%. Concern over the Federal Reserve Open Market Committee's decision to raise the Fed Funds rate by one quarter of a percentage point on March 25 was balanced by the feeling in some quarters that this and any further increases had already been priced into the market.

Municipals outperformed Treasuries during the 12-month period, as yields of 10-year municipals rose only one tenth of a percentage point, and prices declined 0.66%. Municipal bond prices were supported by shrinking overall supply as large numbers of bonds were called away in June and July, a moderate level of new issuance, and steady demand from both individuals and institutions such as insurance companies.

                              Focus on Intermediate
                                Noncallable Bonds

Our portfolio strategy over the Fund's most recent fiscal year has been to take advantage of opportunities to lock in a substantial income stream for the Fund over time by purchasing premium noncallable intermediate maturity bonds (those with maturities of 15 years or less). As of March 31, 80% of the Fund's securities had maturities in this range. We also looked for opportunities to add higher-yielding BBB-rated and non-rated bonds to the portfolio, including New York City bonds. These issues, while carrying some additional credit risk, generally exhibit less interest rate sensitivity than municipal bonds rated A or above. The Fund held 35% of bonds in these two categories and 16% in New York City Bonds as of March 31. (For a summary of the Fund's quality, diversification, and maturity structure, see page 5.)

The Fund's overall quality remains high, with more than 65% of portfolio securities rated A or better as of March 31. We continue to invest in a broad selection of New York municipal bonds, including water and sewer revenue, hospital/health care, and general obligation bonds.

The Fund seeks to provide investors with a competitive level of federal and state tax-exempt income as well as the best possible total return performance. Our longer-term investment strategy continues to focus on four basic elements:
(1) purchasing bonds with effective maturities of less than 20 years; (2) purchasing noncallable bonds at



                       9 -- Scudder New York Tax Free Fund
yields close to those of callable bonds with comparable maturities; (3) purchasing high-yielding callable bonds; and (4) diversifying investments based on careful credit selection.

                                   Our Outlook

Though it is possible that the national economy's favorable momentum will carry over for the remainder of 1997, we believe that a slight slowdown could occur in the spring or summer. U.S. consumers, the major drivers of the country's economic growth, continue to be overextended: Credit card defaults recently matched levels last seen just after the 1989-90 recession. Deregulation of key industries worldwide, the globalization of economic activity, and technological advances continue to dampen any resurgence of inflation, and any signs that the economy is slowing even slightly could soothe the bond market and diminish upward pressure on rates coming from the Federal Reserve or market participants.

In the near term, we will continue to focus on bonds with favorable call structures as well as search for high yield bonds that meet our credit standards. We will continue to purchase premium noncallable intermediate maturity bonds and to pay close attention to credit quality as we pursue double-tax-free income and competitive total return for Scudder New York Tax Free Fund shareholders.

Sincerely,

Your Portfolio Management Team

/s/Jeremy L. Ragus        /s/Donald C. Carleton
Jeremy L. Ragus           Donald C. Carleton

                                Scudder New York
                                 Tax Free Fund:
                          A Team Approach to Investing

Scudder New York Tax Free Fund is managed by a team of Scudder investment professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by Scudder's large staff of economists, research analysts, traders, and other investment specialists who work in Scudder's offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging Scudder's extensive resources.

Lead Portfolio Manager Jeremy L. Ragus has had responsibility for Scudder New York Tax Free Fund's day-to-day management since 1990. Mr. Ragus, who joined Scudder in 1990, has 16 years of experience in municipal investing. Donald C. Carleton, Portfolio Manager, has been a member of Scudder New York Tax Free Fund's team since 1983 and has over 25 years of investment experience. Your Portfolio Management Team: Jeremy L. Ragus and Donald C. Carleton


                      10 -- Scudder New York Tax Free Fund

                    Investment Portfolio as of March 31, 1997

                                                                                                              Credit
                                                                                               Principal     Rating (b)    Value ($)
                                                                                               Amount ($)   (Unaudited)    (Note A)
------------------------------------------------------------------------------------------------------------------------------------
Municipal Investments 100.0%
------------------------------------------------------------------------------------------------------------------------------------
New York
Albany, New York, Industrial Development Authority, Davies Office Refurbishing,
  Series 1997, Weekly Demand Note, 3.4%, 2/1/17* .......................................       1,000,000       A1         1,000,000
Central Islip New York, Union Free School District Tax Anticipation Notes,
  4.5%, 6/30/97 ........................................................................       1,500,000       SS&C       1,501,598
Erie County, NY, Water Authority, Waterworks Revenue, Weekly Demand Bonds,
  3.3%, 12/1/16 (c)* ...................................................................       2,000,000       A1+        2,000,000
Farmingdale New York, Union Free School District Tax Anticipation Note,
  General Obligation, Series 1996 S, 4.5%, 6/26/97 .....................................       1,500,000       SS&C       1,501,707
Long Beach New York, Central School District Tax Anticipation Note,
  General Obligation, Series 1996 S, 4.5%, 6/26/97 .....................................       1,500,000       SS&C       1,501,440
Monroe County, NY, Industrial Development Agency, Office Building Associates,
  Series 1992, Weekly Demand Note, 3.3%, 10/1/00* ......................................       1,549,000       A1         1,549,000
Nassau County, NY, General Obligation Notes, Series 1996, 4.25%, 8/15/97 ...............       1,000,000       MIG1       1,002,529
New York City Municipal Water Finance Authority, Variable Rate Demand Note,
  3.85%, 6/15/24 (c)* ..................................................................         100,000       MIG1         100,000
New York City General Obligation:
  Daily Demand Note, 3.85%, 8/1/23* ....................................................         100,000       MIG1         100,000
  Revenue Anticipation Notes, Series 1996 A, 4.5%, 4/15/97 .............................       1,000,000       SP1+       1,000,309
  Revenue Anticipation Notes, Series 1996 B, 4.5%, 6/30/97 .............................       1,000,000       MIG1       1,002,312
  Series 1994 B3, Daily Demand Note, 4%, 8/15/04 (c)* ..................................         400,000       A1+          400,000
  Series 1994 H-3, Tax Exempt Commercial Paper, 3.45%, 6/26/97 (c) .....................       2,000,000       A1         2,000,000
  Series H4, Tax Exempt Commercial Paper, 3.5%, 9/11/97 (c) ............................       1,000,000       A1+        1,000,000
New York City, Industrial Development Agency, Korean Airlines, Series 1997 A,
  Weekly Demand Note, 3.45%, 11/1/24* ..................................................       2,000,000       MIG1       2,000,000
New York City, Municipal Assistance Corporation, Series F, Tax Exempt Commercial
  Paper, 3.55%, 4/4/97 (c) .............................................................       1,000,000       MIG1       1,000,000
New York State Dormitory Authority:
  Memorial Sloan Kettering Cancer Center, Series 1996, Tax Exempt Commercial
     Paper, 3.4%, 7/17/97 ..............................................................       1,300,000       A1+        1,300,000
  Memorial Sloan-Kettering Cancer Center Revenue, Series C,
     Commercial Paper, 3.45%, 6/26/97 ..................................................         750,000       A1           750,000
New York State Energy Research & Development Authority,
 Pollution Control Revenue:
   Orange & Rockland Utilities Project, Weekly Demand Note, 3.6%, 8/1/15 (c)* ..........       1,000,000       MIG1       1,000,000

     The accompanying notes are an integral part of the financial statements.


                   11 -- Scudder New York Tax Free Money Fund

                                                                                                              Credit
                                                                                               Principal     Rating (b)    Value ($)
                                                                                               Amount ($)   (Unaudited)    (Note A)
------------------------------------------------------------------------------------------------------------------------------------
   Niagara Mohawk Power Co., Daily Demand Bonds:
      3.85%, 12/1/23* ..................................................................         700,000       A1+          700,000
      3.85%, 7/1/27* ...................................................................       1,600,000       A1+        1,600,000
  Rochester Gas and Electric Company, Monthly Reset Bonds, 3.3%, 10/1/14* ..............       1,000,000       A1         1,000,000
New York State Housing Finance Agency:
  Housing Revenue Bonds, Liberty View Apartments Project, Weekly Demand Bond,
     3.2%, 11/1/05* ....................................................................       1,200,000       MIG1       1,200,000
  Hospital for Special Surgery, Variable Rate Demand Bonds, 3.15%, 11/1/10* ............       2,200,000       MIG1       2,200,000
  Normandie Court 1 Housing Revenue, Variable Rate Demand Bond, 3.4%,
     5/15/15* ..........................................................................       1,900,000       MIG1       1,900,000
New York State Job Development Authority:
  Variable Rate Demand Bond, Series F, 355%, 3/1/99* ...................................         590,000       MIG1         590,000
  Monthly Reset Bonds, Series 1985 C, 3.55%, 3/1/00* ...................................         890,000       MIG1         890,000
  Special Purpose, Series A1-13, Daily Demand Note, 4%, 3/1/02* ........................         485,000       MIG1         485,000
New York State Local Government Assistance Corporation, Series 1993 A,
  Weekly Demand Note, 3.35%, 4/1/22* ...................................................       1,000,000       MIG1       1,000,000
New York State Medical Care Facilities, Finance Agency, Children's Hospital
  of Buffalo, Variable Rate Weekly Demand Bond, 3.15%, 11/1/05* ........................       2,700,000       MIG1       2,700,000
New York State Pollution Control Revenue, Orange & Rockland Energy Research
  and Development Project, Weekly Demand Notes, 3.3%, 10/1/14* .........................       2,100,000       MIG1       2,100,000
New York State, Environmental Facilities Corp., Series 1987A, Solid Waste Revenue,
  General Electric Corp., CP, 3.4%, 5/20/97 ............................................       1,000,000       A1+        1,000,000
New York State, Environmental Quality, General Obligation, Series 1997A, Tax Exempt
  Commercial Paper, 3.4%, 5/20/97 ......................................................       1,500,000       A1+        1,500,000
New York and New Jersey Port Authority, Series 1996, Tax Exempt Commercial Paper,
  3.4%, 7/24/97 ........................................................................       1,000,000       A1+        1,000,000
New York and New Jersey, Port Authority, Series 1996, Tax Exempt Commercial Paper,
  3.45%, 5/20/97 .......................................................................       1,320,000       A1+        1,320,000
New York State Environmental Facilities Corp., Series 1987A, Solid Waste Revenue,
  General Electric Co., Commercial Paper, 3.45%, 7/15/97 ...............................       1,000,000       A1+        1,000,000
North Hempstead, NY, Solid Waste Management Revenue Refunding, Series 1993 A,
  Weekly Demand Note, 3.45%, 2/1/12* ...................................................       1,100,000       MIG1       1,100,000
Rochester, NY, Bond Anticipation Note, Series 111, 1996, 4.5%, 10/30/97 ................       1,000,000       SS&C       1,004,193
Royalton-Hartland, New York, Central School District Series 1997 A, 4.5%,
  8/15/97 ..............................................................................       2,500,000       SS&C       2,504,065
SAG Harbor, New York Union Free School District Tax Anticipation Note NC,
  Series 1996, 4.5%, 6/30/97 ...........................................................       1,500,000       SS&C       1,501,795

    The accompanying notes are an integral part of the financial statements.


                   12 -- Scudder New York Tax Free Money Fund

                                                                                                              Credit
                                                                                               Principal     Rating (b)    Value ($)
                                                                                               Amount ($)   (Unaudited)    (Note A)
------------------------------------------------------------------------------------------------------------------------------------
Schenectady County, NY, Industrial Development Revenue, Scotia Industrial Park
  Project, Weekly Demand Bonds, 3.3%, 6/1/09* ..........................................       2,170,000       A1         2,170,000
Seneca County, NY, Industrial Development Agency, 1991 Civic Facility,
  New York Chiropractic College, Weekly Demand Bond, 3.3%, 10/1/21* ....................         500,000       A1+          500,000
Triborough Bridge and Tunnel Authority, NY, Special Obligation, Variable Rate
  Demand Bonds, 3.45%, 1/1/24 (c)* .....................................................       3,000,000       MIG1       3,000,000
Trust for the Cultural Resources of the City of New York, Museum of Natural History,
  Weekly Demand Bond, 3.3%, 4/1/21 (c)* ................................................       1,600,000       MIG1       1,600,000
Tuxedo Park, NY, Bond Anticipation Note, Series 1996 B, 4.25%, 12/18/97 ................       1,611,000       SS&C       1,617,658
------------------------------------------------------------------------------------------------------------------------------------
Total Municipal Investments (Cost $58,891,606)                                                                           58,891,606
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $58,891,606) (a)                                                              58,891,606
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

(a) The cost for federal income tax purposes was $58,891,606

(b) All of the securities held have been determined to be of appropriate credit quality as required by the Fund's investment objectives. Credit ratings shown are assigned by either Standard & Poor's Ratings Group, Moody's Investors Service, Inc. or Fitch Investors Service, Inc. Securities rated by Scudder (SS&C) have been determined to be of comparable quality to rated eligible securities.

(c) Bond is insured by one of these companies: AMBAC, FGIC, FSA or MBIA.

* Floating rate and monthly, weekly, or daily demand notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the Treasury bill rate. Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.

     The accompanying notes are an integral part of the financial statements.



                   13 -- Scudder New York Tax Free Money Fund

                              Financial Statements

                       Statement of Assets and Liabilities
                              as of March 31, 1997

Assets
----------------------------------------------------------------------------------------------------------------------------
              Investments, at value (identified cost $58,891,606) ....................    $ 58,891,606
              Cash ...................................................................          11,540
              Receivable on investments sold .........................................          70,000
              Interest receivable ....................................................         461,918
              Receivable on Fund shares sold .........................................         361,984
              Other assets ...........................................................           1,765
                                                                                          ----------------
              Total assets ...........................................................      59,798,813
Liabilities
----------------------------------------------------------------------------------------------------------------------------
               Payable for Fund shares redeemed ......................................          173,301
               Dividends payable .....................................................           17,201
               Accrued management fee ................................................           23,436
               Other accrued expenses ................................................           46,223
                                                                                          ----------------
               Total liabilities .....................................................          260,161
               -------------------------------------------------------------------------------------------
               Net assets, at value                                                       $  59,538,652
               -------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
              Net assets consist of:
              Accumulated net realized loss ..........................................         (52,501)
              Paid-in capital ........................................................      59,591,153
              --------------------------------------------------------------------------------------------
              Net assets, at value                                                        $ 59,538,652
              --------------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
              Net Asset Value, offering and redemption price per share ($59,538,652 /
                 59,542,322 outstanding shares of beneficial interest, $.01 par value,   -----------------
                 unlimited number of shares authorized) ..............................           $1.00
                                                                                         -----------------

     The accompanying notes are an integral part of the financial statements.



                   14 -- Scudder New York Tax Free Money Fund

                             Statement of Operations
                            year ended March 31, 1997

Investment Income
-----------------------------------------------------------------------------------------------------------------------------
              Income:
              Interest ...............................................................   $   1,957,622
                                                                                         -----------------
              Expenses:
              Management fee .........................................................         286,728
              Services to shareholders ...............................................          82,111
              Custodian and accounting fees ..........................................          45,986
              Trustees' fees and expenses ............................................          15,059
              Auditing ...............................................................          25,247
              Reports to shareholders ................................................          16,072
              Registration fees ......................................................           3,523
              Legal ..................................................................           6,118
              Other ..................................................................           7,043
                                                                                         -----------------
              Total expenses before reductions .......................................         487,887
              Expense reductions .....................................................        (143,791)
                                                                                         -----------------
              Expenses, net ..........................................................         344,096
              --------------------------------------------------------------------------------------------
              Net investment income                                                          1,613,526
              --------------------------------------------------------------------------------------------
              --------------------------------------------------------------------------------------------
              Net increase in net assets resulting from operations                       $   1,613,526
              --------------------------------------------------------------------------------------------

     The accompanying notes are an integral part of the financial statements.



                   15 -- Scudder New York Tax Free Money Fund

                       Statements of Changes in Net Assets

                                                                                     Years Ended March 31,
Increase (Decrease) in Net Assets                                                  1997                1996
---------------------------------------------------------------------------------------------------------------------------
              Operations:
              Net investment income ......................................      $ 1,613,526         $ 1,734,560
              Net realized loss from investment transactions .............               --              (3,311)
                                                                               ----------------    ---------------
              Net increase in net assets resulting from operations .......        1,613,526           1,731,249
                                                                               ----------------    ---------------
              Distributions to shareholders from net investment income ...       (1,613,526)         (1,734,560)
                                                                               ----------------    ---------------
              Fund share transactions at net asset value of $1.00 per share:
              Shares sold ................................................       52,781,839          57,520,540
              Net asset value of shares issued to shareholders in
                reinvestment of distributions ............................        1,405,013           1,503,912
              Shares redeemed ............................................      (53,062,079)        (55,556,958)
                                                                               ----------------    ---------------
              Net increase (decrease) in net assets from Fund share
                transactions .............................................        1,124,773           3,467,494
                                                                               ----------------    ---------------
              Increase (decrease) in net assets ..........................        1,124,773           3,464,183
              Net assets at beginning of period ..........................       58,413,879          54,949,696
                                                                               ----------------    ---------------
              Net assets at end of period ................................      $59,538,652         $58,413,879
                                                                               ----------------    ---------------

     The accompanying notes are an integral part of the financial statements.



                   16 -- Scudder New York Tax Free Money Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                                         For the Period
                                                                                                           May 28, 1987
                                                                                                         (commencement of
                                                                                                           operations) to
                                                      Years Ended March 31,                                   March 31,
                                1997     1996     1995    1994    1993    1992     1991     1990     1989       1988
 -----------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning   ------------------------------------------------------------------------------------------
    of period ..............  $1.000   $1.000   $1.000  $1.000  $1.000  $1.000   $1.000   $1.000   $1.000     $1.000
                              ------------------------------------------------------------------------------------------
 Net investment income .....    .028     .031     .025    .017    .022    .035     .046     .052     .047       .033
 Distributions from net
    investment income ......   (.028)   (.031)   (.025)  (.017)  (.022)  (.035)   (.046)   (.052)   (.047)     (.033)
 Net asset value, end of      ------------------------------------------------------------------------------------------
    period .................  $1.000   $1.000   $1.000  $1.000  $1.000  $1.000   $1.000   $1.000   $1.000     $1.000
 -----------------------------------------------------------------------------------------------------------------------
 Total Return (%) (a) ......    2.85     3.18     2.57    1.75    2.22    3.55     4.69     5.33     4.78       3.33**
 Ratios and Supplemental
    Data
 Net assets, end of period
    ($ millions) ...........      60       58       55      47      40      36       40       36       41         30
 Ratio of operating
    expenses, net to
    average daily net
    assets (%) .............     .60      .60      .60     .60     .60     .60      .60      .60      .53        .50*
 Ratio of operating
    expenses before
    expense reductions,
    to average daily net
    assets (%) .............     .85      .86      .89     .97     .97    1.01     1.08     1.08      .98       1.19*
 Ratio of net investment
    income to average
    daily net assets (%) ...    2.81     3.13     2.56    1.73    2.19    3.46     4.57     5.21     4.76       4.08*

(a) Total returns are higher due to maintenance of the Fund's expenses.
*   Annualized
**  Not annualized



                   17 -- Scudder New York Tax Free Money Fund

                    Investment Portfolio as of March 31, 1997

                                                                                                             Credit
                                                                                              Principal     Rating (b)      Market
                                                                                              Amount ($)   (Unaudited)     Value ($)
------------------------------------------------------------------------------------------------------------------------------------
Short-Term Municipal Investments 5.1%
------------------------------------------------------------------------------------------------------------------------------------
New York
New State Energy Research & Development Daily Demand Note, 3.65%, 6/1/29* ..............         100,000       A1+          100,000
New York City Municipal Water Finance Authority, Variable Rate Demand Note,
  3.85%, 6/15/24 (c)* ..................................................................       5,900,000       MIG1       5,900,000
New York City, Series B, Daily Demand Note, 3.8%, 8/15/22 (c)* .........................       1,700,000       A1+        1,700,000
New York City, General Obligation Daily Demand Note, 4%, 8/1/16* .......................       1,475,000       A1+        1,475,000
------------------------------------------------------------------------------------------------------------------------------------
Total Short-Term Municipal Investments (Cost $9,175,000)                                                                  9,175,000
------------------------------------------------------------------------------------------------------------------------------------
Long-Term Municipal Investments 94.9%
------------------------------------------------------------------------------------------------------------------------------------
New York
34th Street Partnership Inc., NY, Capital Improvement, 5.5%, 1/1/14 ....................       1,900,000       A          1,796,450
Albany County Airport Revenue, Series 1997:
  5.375%, 12/15/17 (c) .................................................................       1,000,000       AAA          921,920
  5.5%, 12/15/19 .......................................................................       1,000,000       AAA          934,820
Albany, NY, General Obligation, 7%, 1/15/08 (c) ........................................         485,000       AAA          519,542
Buffalo, New York, General Obligation, 5%, 2/1/07 (c) ..................................       2,000,000       AAA        1,958,820
Chautauqua County, NY:
  7.3%, 4/1/08 (c) .....................................................................         575,000       AAA          674,239
  7.3%, 4/1/09 (c) .....................................................................         575,000       AAA          675,148
Chautauqua County, New York, Series 1990:
  7.3%, 4/1/07 (c) .....................................................................         465,000       AAA          540,595
  6.4%, 9/15/08 (c) ....................................................................         520,000       AAA          571,589
Development Authority of The North Country, NY, Solid Waste
  Management Authority:
   6%, 7/1/97 ..........................................................................         175,000       A            175,665
   6.15%, 7/1/98 .......................................................................         440,000       A            447,181
Dutchess County, NY, Resource Recovery, Solid Waste Management, Series 1990 A,
  7.5%, 1/1/09 (c) .....................................................................       1,000,000       AAA        1,077,350
Erie County, New York, Public Improvement General Obligation Unlimited,
  Series 1992, 6.125%, 1/15/12 (c) .....................................................         590,000       AAA          630,020
Glen Cove Housing Authority, Series 96, 8.25%, 10/1/26 .................................       1,500,000       NR         1,502,310
Inverse Variable Rate Certificate Trust, Metropolitan Transit Authority,
  Series 1993 B, 5.467%, 6/30/02** .....................................................       8,000,000       NR         8,140,000
Islip New York Community Development Agency, Series 1996, 7.5%, 3/1/26 .................       4,000,000       NR         4,133,600
Jamestown, New York, General Obligation, Series 1991 A:
  7%, 3/15/07 (c) ......................................................................         725,000       AAA          826,609

     The accompanying notes are an integral part of the financial statements.


                      18 -- Scudder New York Tax Free Fund

                                                                                                             Credit
                                                                                              Principal     Rating (b)      Market
                                                                                              Amount ($)   (Unaudited)     Value ($)
------------------------------------------------------------------------------------------------------------------------------------
  7%, 3/15/08 (c) ......................................................................         600,000       AAA          686,508
Monroe County, NY, General Obligation, Series 1996:
  6%, 6/1/06 ...........................................................................         500,000       AA           532,205
  6%, 3/1/13 ...........................................................................       1,050,000       AA         1,096,064
  6%, 3/1/14 ...........................................................................       1,040,000       AA         1,081,569
  6%, 3/1/17 ...........................................................................       1,410,000       AA         1,454,796
Nassau County, NY, General Obligation, Refunding Combined Sewer Districts,
  Series 1993G, 5.4%, 1/15/10 ..........................................................       1,655,000       AAA        1,655,166
New York City Municipal Assistance Corp. NC Series 1996E, 6%, 7/1/05 ...................       2,500,000       AA         2,651,475
New York City Municipal Water Finance Authority, Water & Sewer System,
  1993 Series A, 5.875%, 6/15/13 (c) ...................................................       2,750,000       AAA        2,847,433
New York City, Industrial Development Agency:
  Civil Facilities, USTA National Tennis Center:
   6.1%, 11/15/04 (c) ..................................................................       1,215,000       AAA        1,294,485
   6.25%, 11/15/06 (c) .................................................................       3,000,000       AAA        3,240,450
  Civil Facility Revenue, YMCA Greater New York Project, Series 1997:
   6%, 8/1/06 ..........................................................................         580,000       BBB          591,148
   5.85%, 8/1/08 .......................................................................         600,000       BBB          597,096
   5.8%, 8/1/16 ........................................................................       1,000,000       BBB          960,530
  Japan Air Lines, Series 1996, 6%, 11/1/15 (c) ........................................       1,000,000       AAA        1,002,420
New York City, NY General Obligation:
  7.25%, 8/15/07 .......................................................................       2,250,000       A          2,495,475
  Series 1991, 7.5%, 2/1/06 ............................................................       1,000,000       A          1,104,270
  Series 1996 A:
   7%, 8/1/05 ..........................................................................       5,000,000       BBB        5,436,300
   7%, 8/1/06 ..........................................................................       5,000,000       BBB        5,446,050
   6.25%, 8/1/09 .......................................................................       5,175,000       BBB        5,275,499
  Series B:
   7.5%, 2/1/05 ........................................................................       2,500,000       A          2,760,675
   8.25% 6/1/06 ........................................................................       2,750,000       A          3,227,125
  Series E, 8%, 8/1/05 (c) .............................................................         330,000       AAA          393,287
  Visy Paper Inc. Project, Series 1995, 7.95%, 1/1/28 ..................................       2,250,000       NR         2,406,420
New York Housing Corp, 5%, 11/1/13 (c) .................................................       6,000,000       AAA        5,534,820
New York State Dormitory Authority:
  City University Series 1995 A, 5.625%, 7/1/16 ........................................       2,750,000       BBB        2,635,930
  City University System Series 1995 A, 5.625%, 7/1/16 (c) .............................       1,100,000       AAA        1,090,320

     The accompanying notes are an integral part of the financial statements.



                      19 -- Scudder New York Tax Free Fund

                                                                                                             Credit
                                                                                              Principal     Rating (b)      Market
                                                                                              Amount ($)   (Unaudited)     Value ($)
------------------------------------------------------------------------------------------------------------------------------------
  College and University Pooled Capital Program, 7.8%, 12/1/05 (c) .....................       3,610,000       AAA        3,872,591
  Columbia University 6%, 7/1/10 .......................................................       1,000,000       A          1,002,320
  FSA Lease Revenue:
   5.5%, 5/15/16 .......................................................................       1,000,000       AAA          948,940
   5.5%, 5/15/24 .......................................................................       1,000,000       AAA          932,100
  Ithaca College, Series 1997, 5.25%, 7/1/26 (c) .......................................       2,000,000       AAA        1,824,860
  Nyack Hospital Series 1996, 6.25%, 7/1/13 ............................................         500,000       A            504,685
  Nyack Hospital NC Series 1996, 6%, 7/1/06 ............................................       1,000,000       A            997,090
  Revenue:
   6.5%, 2/15/11 .......................................................................       1,000,000       A          1,064,030
   Columbia University, 5%, 7/1/15 .....................................................       2,500,000       AAA        2,294,875
   Library Facilities Service Contract, Series 1996, 5.25%, 7/1/19 (c) .................       1,000,000       AAA          908,450
   Mental Health Services Facilities, Series 1997 B, 5.5%, 8/15/17 .....................       1,000,000       A            925,000
   Saint Josephs Hospital, Series 1997, 5.250%, 7/1/18 (c) .............................       1,000,000       AAA          929,760
   State University Educational Facilities, Series 1996, 5.5%, 5/15/26 .................       1,375,000       BBB        1,254,468
   Upstate Community College, 5.8%, 7/1/06 .............................................       1,075,000       BBB        1,084,073
   5.75%, 7/1/09 .......................................................................       1,000,000       AAA        1,031,880
   6%, 2/15/12 .........................................................................       2,500,000       A          2,529,275
   6.5%, 2/15/10 .......................................................................       1,500,000       A          1,598,385
   Mentefiore Medical Center, Series 1996:
      6%, 8/1/08 (c) ...................................................................       2,000,000       AAA        2,107,500
      6%, 2/1/09 (c) ...................................................................       2,000,000       AAA        2,101,960
      5.25%, 2/1/15 (c) ................................................................       1,000,000       AAA          935,080
   Mt. Sinai School of Medicine, Series B, 5.7%, 7/1/11 (c) ............................       1,825,000       AAA        1,855,496
  State University Educational Facility, Series A:
   5.875%, 5/15/11 .....................................................................       2,250,000       BBB        2,246,625
   7.125%, 5/15/09 .....................................................................          25,000       BBB           26,448
   6.5%, 5/15/06 .......................................................................       2,000,000       BBB        2,124,120
  State University Series 1993A, 5.875%, 5/15/11 (c) ...................................         380,000       AAA          394,030
New York State Energy Research and Development Authority, Series 1995B:
  5.5%, 4/1/05 .........................................................................         500,000       BBB          495,225
  5.5%, 4/1/06 .........................................................................         300,000       BBB          294,993
New York State Environmental Facilities Corporation:
  NC Series 1994, 5.75%, 6/15/10 .......................................................       1,750,000       AA         1,797,145

     The accompanying notes are an integral part of the financial statements.



                      20 -- Scudder New York Tax Free Fund

                                                                                                             Credit
                                                                                              Principal     Rating (b)      Market
                                                                                              Amount ($)   (Unaudited)     Value ($)
------------------------------------------------------------------------------------------------------------------------------------
  State Water Revolving Fund, Series D, 6.9%, 5/15/15 ..................................       2,345,000       AAA        2,643,776
  Special Obligation Revenue, Riverbank State Park, Series 1996:
   6.25%, 4/1/07 .......................................................................       2,055,000       AAA        2,218,290
   6.25%, 4/1/08 .......................................................................       2,185,000       AAA        2,373,456
New York State Health Facilities Authority, 6.375%, 11/1/04 ............................       2,000,000       BBB        2,098,360
New York State Medical Care Facilities Finance Agency:
  North Shore University, Glen Cove, Series A, 5.125%, 11/1/12 (c) .....................         450,000       AAA          423,491
  Mental Health Center, Series A, 8.875%, 8/15/07 ......................................         395,000       BBB          409,445
New York State Mortgage Agency Revenue:
  Series 1994, 6.8%, 10/1/05 ...........................................................       1,000,000       AA         1,047,920
  Homeowner Mortgage, Series FF, 7.95%, 10/1/14 ........................................         250,000       AA           257,843
New York State Power Authority, General Purpose Revenue, Series CC,
  5.125%, 1/1/11, Zero Coupon (c) ......................................................       3,500,000       AAA        3,384,710
New York State Throughway Authority General Revenue, Capital Appreciation
  Special Obligation, Series 1991 A, Zero Coupon, 1/1/06 ...............................       2,905,000       NR         1,734,721
New York State Urban Development Corporation:
  Attica Correctional Facilities NC, 6.25%, 4/1/06 .....................................         500,000       BBB          522,015
  Series 1995, 5.7%, 4/1/09 ............................................................       4,250,000       BBB        4,242,690
  Series 1996 A, 6.25%, 4/1/05 .........................................................       1,375,000       AAA        1,474,083
  Revenue, Correctional Capital Facilities:
   NC Series 95, 5.375%, 1/1/15 (c) ....................................................       2,000,000       AAA        1,921,360
   Series A, 5.5%, 1/1/14 ..............................................................       2,000,000       BBB        1,893,020
Niagara County, NY, General Obligation, 7.1%, 2/15/11 (c) ..............................         500,000       AAA          579,215
Niagara Falls, NY, Water Treatment Plant:
   7%, 11/1/03 (c) .....................................................................       2,260,000       AAA        2,510,770
   8.5%, 11/1/05 (c) ...................................................................       2,140,000       AAA        2,621,307
   8.5%, 11/1/06 (c) ...................................................................       1,240,000       AAA        1,534,550
Port Authority of New York & New Jersey Special Obligation, Series 1996,
  7%, 10/1/07 ..........................................................................       3,500,000       NR         3,755,675
Shenendehowa Central School District, NY, Clifton Park, 6.85%:
  6/15/08 (c) ..........................................................................         350,000       AAA          398,608
  6/15/09 (c) ..........................................................................         350,000       AAA          398,535
Suffolk County, NY, Industrial Development Agency, Southwest Sewer System,
  6%, 2/1/07 (c) .......................................................................         500,000       AAA          532,030
Troy, New York, Municipal Assistance Corporation, Series 1996A:
  1/15/07, Zero Coupon (c) .............................................................         650,000       AAA          392,132

     The accompanying notes are an integral part of the financial statements



                      21 -- Scudder New York Tax Free Fund

                                                                                                             Credit
                                                                                              Principal     Rating (b)      Market
                                                                                              Amount ($)   (Unaudited)     Value ($)
------------------------------------------------------------------------------------------------------------------------------------
  7/15/07, Zero Coupon (c) .............................................................         650,000       AAA          382,135
  1/15/08, Zero Coupon (c) .............................................................         750,000       AAA          425,198
  1/15/09, Zero Coupon (c) .............................................................         650,000       AAA          345,631
  7/15/09, Zero Coupon (c) .............................................................         350,000       AAA          181,188
  7/15/10, Zero Coupon (c) .............................................................         600,000       AAA          291,378
  5%, 1/15/16 (c) ......................................................................         500,000       AAA          454,545
  5%, 1/15/22 (c) ......................................................................       1,000,000       AAA          887,020
Valley Central School District, Montgomery, NY, 7.15%, 6/15/08 .........................         625,000       AAA          726,931
Yonkers, NY, General Obligation, Series 1996:
  5.125%, 8/1/09 (c) ...................................................................       1,000,000       AAA          967,090
  5.125%, 8/1/10 (c) ...................................................................       1,000,000       AAA          955,714
Puerto Rico
Puerto Rico Commonwealth Infrastructure Finance Authority, Series A,
  7.75%, 7/1/08 ........................................................................         920,000       BBB          974,998
Virgin Islands
Virgin Islands, Special Tax Bonds, Hugo Bonds, 7.75%, 10/1/06 ..........................       1,410,000       NR         1,517,837
Virgin Islands Public Finance Authority, General Obligation, Mortgage Fund
  Loan Notes, Series 1992 A, 7%, 10/1/02 ...............................................         500,000       BBB          533,230
------------------------------------------------------------------------------------------------------------------------------------
Total Long-Term Municipal Investments (Cost $165,909,650)                                                               169,115,675
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $175,084,650) (a)                                                            178,290,675
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

(a) The cost for federal income tax purposes was $175,088,022. At March 31, 1997, net unrealized appreciation for all securities based on tax cost was $3,202,653. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $4,228,749 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $1,026,096.

(b) All of the securities held have been determined to be of appropriate credit quality as required by the Fund's investment objectives. Credit ratings shown are assigned by either Standard & Poor's Ratings Group, Moody's Investors Service, Inc. or Fitch Investors Service, Inc. Unrated securities
    (NR) have been determined to be of comparable quality to rated eligible securities.

(c) Bond is insured by one of these companies: AMBAC, CAPMAC, FGIC, FSA, or MBIA.

* Floating rate and monthly, weekly, or daily demand notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the Treasury bill rate. Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.

** Inverse floating rate notes are instruments whose yields have an inverse relationship to benchmark interest rates. These securities are shown at their rate as of March 31, 1997.

     The accompanying notes are an integral part of the financial statements


                      22 -- Scudder New York Tax Free Fund

                              Financial Statements

                       Statement of Assets and Liabilities
                              as of March 31, 1997


 Assets
 --------------------------------------------------------------------------------------------------------
                 Investments, at market (identified cost $175,084,650) ...........  $ 178,290,675
                 Cash ............................................................         13,655
                 Interest receivable .............................................      2,891,774
                 Receivable on Fund shares sold ..................................         44,533
                 Other assets ....................................................          6,855
                                                                                    -------------
                 Total assets ....................................................    181,247,492

Liabilities
--------------------------------------------------------------------------------------------------------
                 Dividends payable ...............................................        254,445
                 Payable for Fund shares redeemed ................................        182,089
                 Accrued management fee ..........................................         92,063
                 Other accrued expenses ..........................................         71,738
                                                                                    -------------
                 Total liabilities ...............................................        600,335
                 --------------------------------------------------------------------------------
                 Net assets, at market value                                        $ 180,647,157
                 --------------------------------------------------------------------------------
Net Assets
--------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Unrealized appreciation on investments ..........................      3,206,025
                 Accumulated net realized loss ...................................     (7,233,210)
                 Paid-in capital .................................................    184,674,342
                 --------------------------------------------------------------------------------
                 Net assets, at market value                                        $ 180,647,157
                 --------------------------------------------------------------------------------
Net Asset Value
--------------------------------------------------------------------------------------------------------
                 Net Asset Value, offering and redemption price per share
                   ($180,647,157/16,986,861 outstanding shares of beneficial
                   interest, $.01 par value, unlimited number of shares             -------------
                   authorized) ...................................................  $       10.63
                                                                                    -------------

    The accompanying notes are an integral part of the financial statements.



                      23 -- Scudder New York Tax Free Fund

                             Statement of Operations
                            year ended March 31, 1997


Investment Income
--------------------------------------------------------------------------------------------------------
                 Income:
                 Interest ...................................................    10,801,992
                                                                               ------------

                 Expenses:
                 Management fee .............................................     1,165,330
                 Services to shareholders ...................................       172,131
                 Custodian and accounting fees ..............................       100,356
                 Trustees' fees and expenses ................................        14,995
                 Auditing ...................................................        35,665
                 Reports to shareholders ....................................        38,904
                 Legal ......................................................        10,102
                 Registration fees ..........................................         7,973
                 Other ......................................................        10,171
                                                                               ------------
                                                                                  1,555,627
                 --------------------------------------------------------------------------
                 Net investment income                                            9,246,365
                 --------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
--------------------------------------------------------------------------------------------------------
                 Net realized gain (loss) from:
                 Investments ................................................       982,172
                 Futures ....................................................       (30,673)
                 Options ....................................................        55,115
                                                                               ------------
                                                                                  1,006,614
                 Net unrealized depreciation during the period on investments    (1,348,644)
                 --------------------------------------------------------------------------
                 Net loss on investments                                           (342,030)
                 --------------------------------------------------------------------------
                 --------------------------------------------------------------------------
                 Net increase in net assets resulting from operations          $  8,904,335
                 --------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.



                      24 -- Scudder New York Tax Free Fund

                       Statements of Changes in Net Assets


                                                                               Years Ended March 31,
Increase (Decrease) in Net Assets                                             1997            1996
----------------------------------------------------------------------------------------------------------
               Operations:
               Net investment income ..................................  $   9,246,365   $   9,538,315
               Net realized gains (loss) from investment transactions .      1,006,614        (514,745)
               Net unrealized appreciation (depreciation) on investment
                 transactions .........................................     (1,348,644)      5,871,555
                                                                         -------------   -------------
               Net increase in net assets resulting from operations ...      8,904,335      14,895,125
                                                                         -------------   -------------
               Distributions to shareholders from net investment income     (9,246,365)     (9,538,315)
                                                                         -------------   -------------
               Distributions to shareholders from net realized gains ..       (174,661)             --
                                                                         -------------   -------------
               Fund share transactions:
               Proceeds from shares sold ..............................     29,307,330      26,487,697
               Net asset value of shares issued to shareholders in
                 reinvestment of distributions ........................      6,202,562       6,276,457
               Cost of shares redeemed ................................    (45,999,331)    (40,000,573)
                                                                         -------------   -------------
               Net decrease in net assets from Fund share transactions     (10,489,439)     (7,236,419)
                                                                         -------------   -------------
               Decrease in net assets .................................    (11,006,130)     (1,879,609)
               Net assets at beginning of period ......................    191,653,287     193,532,896
                                                                         -------------   -------------
               Net assets at end of period ............................  $ 180,647,157   $ 191,653,287
                                                                         -------------   -------------
Other Information
----------------------------------------------------------------------------------------------------------
               Increase (decrease) in Fund shares
               Shares outstanding at beginning of period ..............     17,964,551      18,645,871
                                                                         -------------   -------------
               Shares sold ............................................      2,742,130       2,462,070
               Shares issued to shareholders in reinvestment of
                 distributions ........................................        580,341         585,375
               Shares redeemed ........................................     (4,300,161)     (3,728,765)
                                                                         -------------   -------------
               Net decrease in Fund shares ............................       (977,690)       (681,320)
                                                                         -------------   -------------
               Shares outstanding at end of period ....................     16,986,861      17,964,551
                                                                         -------------   -------------

    The accompanying notes are an integral part of the financial statements.



                      25 -- Scudder New York Tax Free Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.


                                                                  Years Ended March 31,

                                    1997     1996     1995     1994     1993     1992     1991     1990     1989     1988
---------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of    -----------------------------------------------------------------------------------------
    period .....................  $10.67   $10.38   $10.32   $11.40   $10.98   $10.73   $10.60   $10.53   $10.39   $11.43
                                  -----------------------------------------------------------------------------------------
 Income from investment
    operations:
 Net investment income               .53      .53      .52      .54      .61      .65      .67      .69      .72      .73
 Net realized and unrealized
    gain (loss) on investment
    transactions ...............    (.03)     .29      .11     (.35)    1.03      .50      .13      .16      .14     (.84)
 Total from investment            -----------------------------------------------------------------------------------------
    operations .................     .50      .82      .63      .19     1.64     1.15      .80      .85      .86     (.11)
                                  -----------------------------------------------------------------------------------------
Less distributions:
 From net investment income ....    (.53)    (.53)    (.52)    (.54)    (.61)    (.65)    (.67)    (.69)    (.72)    (.73)
 From paid-in capital ..........      --       --       --       --       --       --       --     (.08)      --       --
 From net realized gains .......    (.01)      --       --     (.67)    (.61)    (.25)      --     (.01)      --     (.20)
 In excess of net realized gains      --       --     (.05)    (.06)      --       --       --       --       --       --
                                  -----------------------------------------------------------------------------------------
 Total distributions ...........    (.54)    (.53)    (.57)   (1.27)   (1.22)    (.90)    (.67)    (.78)    (.72)    (.93)
                                  -----------------------------------------------------------------------------------------
 Net asset value, end of          -----------------------------------------------------------------------------------------
    period .....................  $10.63   $10.67   $10.38   $10.32   $11.40   $10.98   $10.73   $10.60   $10.53   $10.39
---------------------------------------------------------------------------------------------------------------------------
 Total Return (%) ..............    4.76     7.95     6.39     1.31    15.60    11.11     7.79     8.18     8.55     (.61)
 Ratios and Supplemental Data
 Net assets, end of period
    ($ millions) ...............     181      192      194      207      201      159      142      132      123      116
 Ratio of operating expenses to
    average daily net assets (%)     .83      .82      .82      .82      .82      .87      .91      .89      .89      .95
 Ratio of net investment income
    to average daily net assets.    4.95     4.91     5.13     4.80     5.36     5.96     6.29     6.39     6.89     7.05
 Portfolio turnover rate (%) ...   71.03     80.5     83.8    158.0    201.4    168.2    224.9    114.3    132.1     44.2



                      26 -- Scudder New York Tax Free Fund

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder New York Tax Free Money Fund ("Tax Free Money Fund"), a nondiversified fund, and Scudder New York Tax Free Fund ("Tax Free Fund"), a diversified fund, are two series of Scudder State Tax Free Trust (the "Trust"). The Trust, currently consisting of six separate series, is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.

The Funds' financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Funds in the preparation of their financial statements.

Security Valuation. Tax Free Money Fund values all portfolio securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and pursuant to which Tax Free Money Fund must adhere to certain conditions. Under this method, which does not take into account unrealized gains and losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount/premium.

Tax Free Fund's portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the Officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Short-term investments having a maturity of sixty days or less are valued at amortized cost. All other debt securities are valued at their fair value as determined in good faith by the Valuation Committee of the Trustees.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of an item at a specified price on a specific date (settlement date). During the year ended March 31, 1997, the Tax Free Fund purchased interest rate futures to manage the duration of the portfolio. Additionally, during the year ended March 31, 1997, the Tax Free Fund sold interest rate futures to hedge against declines in the value of portfolio securities.

Upon entering into a futures contract, the Tax Free Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Tax Free Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial reporting purposes as unrealized gains or losses by the Tax Free Fund. When entering into a closing transaction, the Tax Free Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts including the risk that an illiquid secondary market will limit the Tax Free Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Tax Free Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. During


                   27 -- Scudder New York Tax Free Money Fund
                         Scudder New York Tax Free
the year ended March 31, 1997, the Tax Free Fund purchased call options on interest rate futures to manage the duration of the portfolio.

If the Fund writes an option and the option expires unexercised, the Fund will realize income, in the form of a capital gain, to the extent of the amount received for the option (the "premium"). If the Fund elects to close out the option it would recognize a gain or loss based on the difference between the cost of closing the option of the premium paid. If the Fund elects to close out the option it would recognize a gain or loss equal to the difference between the cost of acquiring the option and the amount realized upon the sale of the option.

The gain or loss recognized by the Fund upon the exercise of a written call or purchased put option is adjusted for the amount of option premium. If a written put or purchased call option is exercised the Fund's cost basis of the acquired security or currency would be the exercise price adjusted for the amount of the option premium.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked price or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations.

When the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price. When the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security or currency below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and, that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Amortization and Accretion. All premiums and original issue discounts are amortized/accreted for both tax and financial reporting purposes.

Federal Income Taxes. The Funds' policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute all of their taxable and tax-exempt income to their shareholders. Accordingly, the Funds paid no federal income taxes and no provisions for federal income taxes were required.

At March 31, 1997, the Tax Free Money Fund had a net tax basis capital loss carryforward of approximately $53,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until March 31, 2000 ($1,000), March 31, 2001 ($2,000), March 31, 2002 ($4,000), March
31, 2003 ($43,000), and March 31, 2004 ($3,000), the respective expiration dates, whichever occurs first.

At March 31, 1997, the Tax Free Fund had a net tax basis capital loss carryforward of approximately $6,304,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until March 31, 2003 ($3,924,000) and March 31, 2004 ($2,380,000), the
respective expiration dates, whichever occurs first.

Distribution of Income and Gains. All of the net investment income of the Funds is declared as dividends to shareholders of record as of the close of business each day and is paid to shareholders monthly.


                   28 -- Scudder New York Tax Free Money Fund
                         Scudder New York Tax Free

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Funds if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences relate primarily to investments in futures contracts.

As a result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Funds may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Funds.

The Funds use the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment transactions are accounted for on a trade date basis. Distributions of net realized gains to shareholders are recorded on the ex-dividend date. Interest income is accrued pro rata to the earlier of the call or maturity date.

                      B. Purchases and Sales of Securities

During the year ended March 31, 1997, purchases and sales of long-term municipal securities aggregated $124,477,154 and $125,514,356, respectively, for Tax Free Fund.

The aggregate face value of futures contracts both opened and closed during the year ended March 31, 1997 amounted to $118,969,314 and $118,969,314, respectively, for Tax Free Fund.

                               C. Related Parties

Each Fund has entered into an Investment Advisory Agreement (each an "Agreement" and collectively the "Agreements") with Scudder, Stevens & Clark, Inc. (the "Adviser"), under which each Fund agrees to pay the Adviser a fee computed and accrued daily and paid monthly. The annual rate is 0.50% of the average daily net assets of Tax Free Money Fund and 0.625% of the first $200,000,000 of the average daily net assets, and 0.60% of such net assets in excess of $200,000,000 for Tax Free Fund.

As manager of the assets of Tax Free Money Fund and Tax Free Fund, the Adviser directs the investments of Tax Free Money Fund and Tax Free Fund in accordance with the investment objectives, policies, and restrictions of each Fund. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by each Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreements.

The Agreements also provide that if the Funds' expenses, exclusive of taxes, interest and certain other expenses exceed specified limits, such excess, up to the amount of the management fee, will be paid by the Adviser. For the year ended March 31, 1997, the fee for Tax Free Fund pursuant to the Agreement amounted to $1,165,330, which was equivalent to an annual effective rate of .62% of the Fund's average daily net assets.



                   29 -- Scudder New York Tax Free Money Fund
                         Scudder New York Tax Free

With respect to Tax Free Money Fund, the Adviser has agreed not to impose all or a portion of its management fee until July 31, 1997 and during such period to maintain the annualized expenses of Tax Free Money Fund at not more than 0.60% of average daily net assets. For the year ended March 31, 1997, the Adviser did not impose a portion of its fee amounting to $143,791, and the portion imposed amounted to $142,937.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records for the Tax Free Money Fund and Tax Free Fund. For the year ended March 31, 1997, SFAC imposed fees amounting to $30,000 and $53,983 of which $2,500 and $4,587 are unpaid at March 31, 1997 for the Tax Free Money Fund and Tax Free Fund, respectively.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Funds. For the year ended March 31, 1997, $58,369 and $119,944 were charged by SSC to Tax Free Money Fund and Tax Free Fund, of which $4,874 and $10,181 were unpaid at March 31, 1997, respectively.

The Trust pays each Trustee not affiliated with the Adviser $12,000 annually, allocated equally among the series of the Trust, plus specified amounts for attended board and committee meetings. For the year ended March 31, 1997, Trustees' fees aggregated $15,059 and $14,995 for both the Tax Free Money Fund and Tax Free Fund, respectively.


                   30 -- Scudder New York Tax Free Money Fund
                         Scudder New York Tax Free

                        Report of Independent Accountants

To the Trustees of Scudder State Tax Free Trust and the Shareholders of Scudder New York Tax Free Money Fund and Scudder New York Tax Free Fund:

We have audited the accompanying statements of assets and liabilities of Scudder New York Tax Free Money Fund and Scudder New York Tax Free Fund, including the investment portfolios, as of March 31, 1997 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder New York Tax Free Money Fund and Scudder New York Tax Free Fund as of March 31, 1997, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods indicated therein in conformity with generally accepted accounting principles.

Boston, Massachusetts                                  COOPERS & LYBRAND L.L.P.
May 19, 1997



                   31 -- Scudder New York Tax Free Money Fund
                         Scudder New York Tax Free

                                TAX INFORMATION

Of the dividends paid by the New York Tax Free Money Fund and New York Tax Free Fund from net investment income for the taxable year ended March 31, 1997, 100% constituted exempt interest dividends for regular federal income tax and New York State and New York City income tax purposes.

Please consult a tax adviser if you have any questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Scudder Fund account, please call a Scudder Investor Relations Representative at 1-800-225-5163.


                   32 -- Scudder New York Tax Free Money Fund
                         Scudder New York Tax Free

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                                  intentionally
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                   33 -- Scudder New York Tax Free Money Fund
                         Scudder New York Tax Free

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                                  intentionally
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                   34 -- Scudder New York Tax Free Money Fund
                         Scudder New York Tax Free

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                                  intentionally
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                   35 -- Scudder New York Tax Free Money Fund
                         Scudder New York Tax Free

                              Officers and Trustees

David S. Lee*
President and Trustee

Henry P. Becton, Jr.
Trustee; President and General Manager, WGBH Educational Foundation

E. Michael Brown*
Trustee

Dawn-Marie Driscoll
Trustee; Executive Fellow; President, Driscoll Associates

Peter B. Freeman
Trustee; Corporate Director and Trustee

Dudley H. Ladd*
Trustee

Wesley W. Marple, Jr.
Trustee; Professor of Business Administration, Northeastern University

Daniel Pierce*
Trustee

Jean C. Tempel
Trustee; General Partner,
TL Ventures

Donald C. Carleton*
Vice President

Philip G. Condon*
Vice President

Jerard K. Hartman*
Vice President

Thomas W. Joseph*
Vice President

Jeremy L. Ragus*
Vice President

Rebecca Wilson*
Vice President

Thomas F. McDonough*
Vice President and Secretary

Pamela A. McGrath*
Vice President and Treasurer

Edward J. O'Connell*
Vice President and Assistant Treasurer

*Scudder, Stevens & Clark, Inc.



                   36 -- Scudder New York Tax Free Money Fund
                         Scudder New York Tax Free

                        Investment Products and Services

The Scudder Family of Funds
--------------------------------------------------------------------------------
Money Market
Scudder Cash Investment Trust
Scudder U.S. Treasury Money Fund

Tax Free Money Market+
Scudder Tax Free Money Fund
Scudder California Tax Free Money Fund*
Scudder New York Tax Free Money Fund*

Tax Free+
Scudder California Tax Free Fund*
Scudder High Yield Tax Free Fund
Scudder Limited Term Tax Free Fund
Scudder Managed Municipal Bonds
Scudder Massachusetts Limited Term
  Tax Free Fund*
Scudder Massachusetts Tax Free Fund*
Scudder Medium Term Tax Free Fund

Scudder New York Tax Free Fund*
Scudder Ohio Tax Free Fund*
Scudder Pennsylvania Tax Free Fund*

Growth and Income
Scudder Balanced Fund
Scudder Growth and Income Fund

Income
Scudder Emerging Markets Income Fund
Scudder Global Bond Fund
Scudder GNMA Fund
Scudder High Yield Bond Fund
Scudder Income Fund
Scudder International Bond Fund
Scudder Short Term Bond Fund
Scudder Zero Coupon 2000 Fund

Growth
Scudder Capital Growth Fund
Scudder Classic Growth Fund
Scudder Development Fund
Scudder Emerging Markets Growth Fund
Scudder Global Discovery Fund
Scudder Global Fund
Scudder Gold Fund
Scudder Greater Europe Growth Fund
Scudder International Fund
Scudder Latin America Fund
Scudder Micro Cap Fund
Scudder Pacific Opportunities Fund
Scudder Quality Growth Fund
Scudder Small Company Value Fund
Scudder 21st Century Growth Fund
Scudder Value Fund
The Japan Fund

Retirement Plans and Tax-Advantaged Investments
--------------------------------------------------------------------------------
IRAs
Keogh Plans
Scudder Horizon Plan*+++ (a variable annuity)
401(k) Plans
403(b) Plans
SEP-IRAs
Profit Sharing and Money Purchase
  Pension Plans

Closed-End Funds#
--------------------------------------------------------------------------------
The Argentina Fund, Inc.
The Brazil Fund, Inc.
The First Iberian Fund, Inc.
The Korea Fund, Inc.
The Latin America Dollar Income Fund, Inc.
Montgomery Street Income Securities, Inc.
Scudder New Asia Fund, Inc.
Scudder New Europe Fund, Inc.
Scudder World Income  Opportunities
  Fund, Inc.

Institutional Cash Management
--------------------------------------------------------------------------------
Scudder Institutional Fund, Inc.
Scudder Fund, Inc.
Scudder Treasurers Trust(TM)++

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *Not available in all states. +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder, Stevens & Clark, Inc., are traded on various stock exchanges. ++For information on Scudder Treasurers Trust,(TM) an institutional cash management service that utilizes certain portfolios of Scudder Fund, Inc. ($100,000 minimum), call 1-800-541-7703.


Convenient ways to invest, quickly and reliably
--------------------------------------------------------------------------------


                   37 -- Scudder New York Tax Free Money Fund
                         Scudder New York Tax Free

                                Scudder Solutions

Convenient ways to invest, quickly and reliably:
--------------------------------------------------------------------------------------------------------------------------

          Automatic Investment Plan                                    AutoBuy

          A convenient investment program in which you designate       Lets you purchase Scudder fund shares
          the purchase details and the bank account, and money is      electronically, avoiding potential mailing delays;
          electronically debited from that account monthly to          designate a bank account and the transaction
          regularly purchase fund shares and "dollar cost average"     details, and money for each of your transactions is
          -- buy more shares when the fund's price is higher and       electronically debited from that account.
          fewer when it's lower, which can reduce your average
          purchase price over time.

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).


          Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
          Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
--------------------------------------------------------------------------------------------------------------------------

          Scudder Automated Information Line: SAIL(tm)--               Scudder's Web Site -- http://funds.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
--------------------------------------------------------------------------------------------------------------------------

          Automatic Withdrawal Plan                                    AutoSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you designate.

          DistributionsDirect

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
--------------------------------------------------------------------------------------------------------------------------




                   38 -- Scudder New York Tax Free Money Fund
                         Scudder New York Tax Free

Mutual Funds and More -- Brokerage and Guidance Services:
--------------------------------------------------------------------------------------------------------------------------

          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 6,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(sm) provides    using Scudder funds.
          investors with access to a marketplace of more than
          500 no-load funds from well-known companies-with no    Personal  Counsel from Scudder(sm)
          transaction fees or commissions. Scudder               Developed for investors who prefer the benefits of no-load
          shareholders can take advantage of a Scudder           Scudder funds but want ongoing professional assistance in
          Brokerage account already reserved for them, with      managing a portfolio. Personal Counsel(sm) is a highly
          no minimum investment. For information about           customized, fee-based asset management service for
          Scudder Brokerage Services, call 1-800-700-0820.       individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(sm) and Personal Counsel(sm) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
--------------------------------------------------------------------------------------------------------------------------

Additional Information on How to Contact Scudder:
--------------------------------------------------------------------------------------------------------------------------

          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Funds Center
          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Funds Centers. Check for a Funds Center near
          answers to investment questions                        you -- they can be found in the following cities:

          Scudder Investor Relations --  1-800-225-2470          Boca Raton            Chicago           San Francisco
                   Investor.Relations@scudder.com                Boston                New York

          New From Scudder: Pathway Series

          In a complex financial world, Scudder Pathway Series is a refreshingly simple concept. With one investment, Pathway gives you instant access to broad diversification in U.S. markets and across the globe. Select from four Portfolios -- Conservative, Balanced, Growth, or
          International -- each with a distinct investment objective that can match your goals. Each
          Portfolio, rather than investing in individual securities, invests in carefully selected
          Scudder mutual funds.

          The share price of each Pathway Series portfolio will fluctuate and the risk associated with each portfolio is determined by the securities held in each underlying Scudder fund. Contact
          Scudder Investor Services, Inc., Distributor, for a prospectus which contains more complete information, including management fees and other expenses. Please read it carefully before you invest or send money.


                   39 -- Scudder New York Tax Free Money Fund
                         Scudder New York Tax Free

Celebrating Over 75 Years of Serving Investors

Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer over 40 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.

Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER